Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1991-1

KEY PERFORMANCE FACTORS
March, 1997

Scheduled Maturity                                                 4/15/97


Coupon                                                  7.75%


Excess Protection Level
   3 Month Average  11.70%
     March, 1997  18.29%
     February, 1997  9.76%
     January, 1997  7.06%

Cash Yield                                              37.37%

Investor Charge Offs                                    8.82%

Base Rate                                               10.25%

Over 35 Day Delinquency                                 4.98%

Seller's Interest                                       23.49%

Total Payment Rate                                      10.71%

Total Principal Balance                                $7,275,805,303.32

Investor Participation Amount                          $83,333,333.37

Seller Participation Amount                            $1,709,138,636.63